PIMCO Funds
Supplement Dated August 22, 2025 to the
International Bond Funds Prospectus dated August 1, 2025, as supplemented from time to time (the “Prospectus”) and to the Statement of Additional Information dated August 1, 2025, as supplemented from time to time (the “SAI”)
Disclosure Related to the PIMCO Emerging Markets Full Spectrum Bond Fund (the “Fund”)
Fee Changes
Effective October 1, 2025 (the “Effective Date”), the Fund’s advisory fee, stated as a percentage of the Fund’s average daily net assets, will decrease by 0.09% to 0.45%. This advisory fee decrease will result in the Management Fees decreasing by 0.09% to 0.85% for the Institutional Class shares of the Fund.
Accordingly, as of the Effective Date, in the Prospectus, corresponding changes are made to tables in the “Management of the Funds-Management Fees” and “Management of the Funds-Management Fees-Advisory Fees” sections. In addition, as of the Effective Date, in the SAI, corresponding changes are made to the “Management of the Trust-Advisory Fee Rates” section.
In addition, as of the Effective Date, Pacific Investment Management Company LLC has agreed, through at least July 31, 2027, to waive its advisory fee by an additional 0.06% of the average daily net assets attributable to the Fund, further reducing the net advisory fee from 0.45% to 0.39% .
Accordingly, as of the Effective Date, the Annual Fund Operating Expenses table and its accompanying footnotes in the “Fees and Expenses of the Fund” section of the Fund’s Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):(1)

Inst Class
Management Fees	0.85%
Acquired Fund Fees and Expenses(2)	0.28%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.29%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.25%

[1]
The expense information in the table has been restated to reflect current expenses, including the reduction in the Fund’s advisory fee, the Fund’s fee waiver and anticipated principal investment strategies, such as the degree of anticipated investments in Acquired Funds (defined below).

[2]
Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.05%. Further, “Other Expenses” include interest expense of 0.41%. Interest expense can result from certain transactions within the Underlying PIMCO Funds or the Fund, as applicable, and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds and the Fund, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.79% for Institutional Class.

[3]
PIMCO has contractually agreed, through July 31, 2026, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds up to a maximum waived amount that is equal to the Fund’s aggregate advisory fee and supervisory and administrative fee. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

[4]
PIMCO has contractually agreed through July 31, 2027, to waive its advisory fee by 0.06% of the average daily net assets attributable to the Fund. This Fee Waiver Agreement will automatically renew for one‑year terms thereafter unless PIMCO provides written notice of its termination 30 days prior to the end of the current term.

[5]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

In addition, as of the Effective Date, the tables in the “Example” section of the Fund’s Fund Summary in the Prospectus are deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$453	$807	$1,805
In addition, as of the Effective Date, the title of the “Management of the Funds‑Fee Waiver Agreement” section of the Prospectus is changed to “Management of the Funds‑Fee Waiver Agreements” and the following paragraph is added to the (i) “Management of the Funds‑Fee Waiver Agreements” section of the Prospectus and (ii) “Management of the Trust-Advisory Fees Waived and Recouped” section of the SAI:
PIMCO has contractually agreed, through July 31, 2027, to waive its advisory fee by 0.06% of the average daily net assets attributable to the PIMCO Emerging Markets Full Spectrum Bond Fund. This Fee Waiver Agreement will automatically renew for one‑year terms thereafter unless PIMCO provides written notice of its termination 30 days prior to the end of the current term.
Principal Investment Strategy Changes
As of the Effective Date, the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, including local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers, and other currency investments; and derivatives on the foregoing. In managing the Fund, PIMCO utilizes both top‑down and bottom‑up analysis to seek to identify multiple sources of value. The top‑down analysis generally includes a focus on global macroeconomic and country-specific considerations and provides context for sector allocations and general risk calibration. The bottom‑up analysis generally includes examinations of the profiles of individual credits, risk factors and instruments to select holdings of the Fund. The active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.
The Fund invests under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries and 80% of its assets in Fixed Income Instruments, which may be represented by direct or indirect (through an Acquired Fund) investments. The Fund’s investments may include Fixed Income Instruments of varying maturities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public or private-sector entities. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund will normally limit its foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) to between 20% and 80% of its assets. The average portfolio duration of this Fund normally varies between minus 3 and plus 7 years. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Fund’s assets are not allocated according to a predetermined blend of investment exposures or mix of instruments. PIMCO has the flexibility to reallocate the Fund’s assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time, unless in response to a perceived short-term opportunity or market dislocation. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. In selecting investments for the Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO’s discretion.
The Fund may utilize both direct investments and investments in Acquired Funds in seeking to achieve its investment objective. Specifically, “Acquired Funds” refers to the following: funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open‑end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and other affiliated and unaffiliated funds in which the Fund may invest.
Acquired Funds may or may not be registered under the Investment Company Act of 1940 (the “1940 Act”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom, and such investments may be counted towards the 80% investment guideline noted above. To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds.
Additional information for the Underlying PIMCO Funds can be found in the Statement of Additional Information and/ or the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.
Portfolio Manager Changes
As of the Effective Date, the Fund’s portfolio is jointly and primarily managed by Pramol Dhawan, Yacov Arnopolin, Javier Romo and Michael Davidson.
Accordingly, as of the Effective Date, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Pramol Dhawan, Yacov Arnopolin, Javier Romo and Michael Davidson. Messrs. Dhawan and Arnopolin are

Managing Directors of PIMCO. Messrs. Romo and Davidson are Executive Vice Presidents of PIMCO. Messrs. Dhawan and Arnopolin have managed the Fund since May 2017. Messrs. Romo and Davidson have managed the Fund since October 2025.
In addition, as of the Effective Date, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds-Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Bond PIMCO Emerging Markets Corporate Bond PIMCO Emerging Markets Full Spectrum Bond	Yacov Arnopolin	5/17 12/16 5/17
Managing Director, PIMCO. Mr. Arnopolin is an emerging markets portfolio manager in the New York office. Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He has investment experience since 2000 and holds a bachelor’s degree in economics from Carnegie Mellon University.

PIMCO Emerging Markets Local Currency and Bond PIMCO Emerging Markets Currency and Short-Term Investments PIMCO Emerging Markets Full Spectrum Bond	Michael Davidson	3/20 10/20 10/25
Executive Vice President, PIMCO. Mr. Davidson is a portfolio manager in the emerging markets group. He focuses on Eastern Europe, the Middle East and Africa and helps to manage local markets portfolios. Prior to joining PIMCO in 2017, Mr. Davidson worked as an emerging markets trader at HSBC and Barclays. He has trading and portfolio management experience since 2008 and holds an undergraduate degree in philosophy, politics and economics from St. Catherine’s College, University of Oxford.

PIMCO Emerging Markets Currency and Short-Term Investments
PIMCO Emerging Markets Bond
PIMCO Emerging Markets Full Spectrum Bond
PIMCO Emerging Markets Local Currency and Bond
PIMCO Global Advantage® Strategy Bond
	Pramol Dhawan	10/16 6/19 5/17 10/16 8/17
Managing Director, PIMCO. Mr. Dhawan is a portfolio manager in the New York office. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for Americas Société Générale in New York. He was previously based in London where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. He has investment experience since 2004 and holds an MBA with a specialization in finance from the Anderson School of Management at the University of California, Los Angeles, and an undergraduate degree in computer science and management studies from the University of Nottingham.

PIMCO Emerging Markets Bond PIMCO Emerging Markets Full Spectrum Bond	Javier Romo	5/19 10/25
Executive Vice President, PIMCO. Prior to joining PIMCO in 2011, Mr. Romo was a Vice President with Citigroup, where he focused on trading hard currency bonds and credit default swaps in Latin America. Earlier in his career he was an analyst at Sandell Asset Management in New York and before that a Vice President for Morgan Stanley focused on emerging markets trading and local markets strategy. He has investment experience since 2003 and holds master’s degrees in financial engineering from Columbia University and civil engineering from Stanford University.

In addition, as of the Effective Date, corresponding changes are made to the table and accompanying footnotes in the subsection titled “Portfolio Managers-Other Accounts Managed” in the SAI.
In addition, as of the Effective Date, the following is added to the end of the paragraph immediately preceding the above-mentioned table:
Effective October 1, 2025, the PIMCO Emerging Markets Full Spectrum Bond Fund is jointly and primarily managed by Pramol Dhawan, Yacov Arnopolin, Javier Romo and Michael Davidson.
In addition, as of the Effective Date, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers-Securities Ownership” in the SAI.
Investors Should Retain This Supplement for Future Reference
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